UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant                                                                ☒

Filed by a Party other than the Registrant                                ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Entia Biosciences, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

13565 SW Tualatin-Sherwood Rd., Suite 800
Sherwood, Oregon 97140

NOTICE OF CONSENT SOLICITATION

December __, 2015
To the Stockholders of Entia Biosciences, Inc.:

This Notice of Consent Solicitation and accompanying Consent Solicitation Statement are furnished to you by Entia Biosciences, Inc., a Nevada corporation (the “Corporation” or “us” or “we” or “our”), in connection with the solicitation of written consents from holders of the Corporation’s common stock (“Common Stock”) to take action without a meeting of our stockholders.

Recently, it came to the attention of the board of directors of the Corporation (the “Board”) that the prior authorization and issuance of shares of the Corporation’s Series A Preferred Stock (“Series A Preferred Stock”), along with the subsequent conversion of certain of such shares of Series A Preferred Stock into Common Stock (collectively, the “Corporate Acts”), did not comply with certain aspects of Chapter 78 of the Nevada Revised Statutes and the Corporation’s Articles of Incorporation, as amended.  The Board investigated the issue further and consulted with outside counsel, and determined that it would be appropriate and in the best interests of the Corporation and its stockholders to ratify and validate the Corporate Acts pursuant to Section 1 of Nevada Senate Bill No. 446, 2015 Nevada Laws Ch. 514, § 1 (to be codified as part of Chapter 78 of the Nevada Revised Statutes) (“S.B. 446”), which was enacted and became effective on October 1, 2015.

We are soliciting your consent to approve the ratification and validation of the Corporate Acts (the “Proposal”).  Rather than calling a special meeting of our stockholders and incurring the expense and time associated with holding a special meeting, the Board has elected to obtain stockholder approval of the Proposal by written consent pursuant to Section 78.320 of the Nevada Revised Statues.

We have established the close of business on November 11, 2015, as the record date for determining stockholders entitled to submit written consents for the Proposal.  Stockholders holding a majority of Common Stock outstanding as of the close of business on the record date must vote in favor of the Proposal to be approved by stockholders.  In accordance with S.B. 446, the voting power of any shares issued or purportedly issued pursuant to the Corporate Acts will be disregarded for all purposes of the stockholder approval of the Proposal.  For additional information, see the Consent Solicitation Statement.

This solicitation is being made on the terms and subject to the conditions set forth in the accompanying Consent Solicitation Statement.  To be counted, we ask that your properly completed written consent form, which is attached as Appendix A to the Consent Solicitation Statement (the “Written Consent”), be received before 5:00 p.m. Pacific Standard Time, on January 31, 2016.

Failure to submit the Written Consent will have the same effect as a vote against the Proposal.  The Board recommends that you consent to the Proposal by marking the box entitled “FOR” with respect to the Proposal and submitting the Written Consent by one of the methods set forth therein.

By Order of the Board

/s/ Carl J. Johnson
Carl J. Johnson
Chief Executive Officer

ENTIA BIOSCIENCES, INC.
13565 SW Tualatin-Sherwood Rd., Suite 800
Sherwood, Oregon 97140
(509) 974-0122

CONSENT SOLICITATION STATEMENT

December __, 2015

General

This Consent Solicitation Statement is furnished to you by Entia Biosciences, Inc., a Nevada corporation (the “Corporation” or “us” or “we” or “our”), in connection with the solicitation of written consents (“Written Consents”) from holders of the Corporation’s common stock (“Common Stock”) to take action without a meeting of our stockholders.

Recently, it came to the attention of the board of directors of the Corporation (the “Board”) that the prior authorization and issuance of shares of the Corporation’s Series A Preferred Stock (“Series A Preferred Stock”), along with the subsequent conversion of certain of such shares of Series A Preferred Stock into Common Stock (collectively, the “Corporate Acts”), did not comply with certain aspects of Chapter 78 of the Nevada Revised Statutes and the Corporation’s Articles of Incorporation, as amended (the “Articles of Incorporation”).  The Board investigated the issue further and consulted with outside counsel, and determined that it would be appropriate and in the best interests of the Corporation and its stockholders to ratify and validate the Corporate Acts pursuant to Section 1 of Nevada Senate Bill No. 446, 2015 Nevada Laws Ch. 514, § 1 (to be codified as part of Chapter 78 of the Nevada Revised Statutes) (“S.B. 446”), which was enacted and became effective on October 1, 2015.

We are soliciting your consent to approve the ratification and validation of the Corporate Acts (the “Proposal”).  Rather than calling a special meeting of our stockholders and incurring the expense and time associated with holding a special meeting, the Board has elected to obtain stockholder approval of the Proposal by written consent pursuant to Section 78.320 of the Nevada Revised Statues.  Consent solicitation materials, which include the Notice of Consent Solicitation, this Consent Solicitation Statement and a form of written consent attached as Appendix A hereto (the “Written Consent”, and together with the Notice of Consent Solicitation and this Consent Solicitation Statement, the “Consent Solicitation Materials”), are being mailed to stockholders of record on or about December __, 2015.

Pursuant to S.B. 446, if stockholder ratification and validation of the Corporate Acts is obtained through the Written Consents, the Corporation will promptly file with the Nevada Secretary of State amended and restated articles of incorporation of the Corporation in the form attached as Exhibit B to the Written Consent (the “Required Amendment Filing”) covering the corrective matters in question (as describe in more detail below) and a certificate of validation in the form attached as Exhibit C to the Written Consent (the “Certificate of Validation”).  Upon the Nevada Secretary of State’s acceptance of such filings, such stockholder ratification and validation will retroactively correct and cure such noncompliance for purposes of Chapter 78 of the Nevada Revised Statutes and the Corporation’s governing documents.

TO BE COUNTED, WE ASK THAT YOUR PROPERLY COMPLETED WRITTEN CONSENT BE RECEIVED BEFORE 5:00 P.M. PACIFIC STANDARD TIME, ON JANUARY 31, 2016 IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH IN THE WRITTEN CONSENT.  WE WILL CONCLUDE THE SOLICITATION AT SUCH TIME AS WE HAVE RECEIVED CONSENTS REPRESENTING A MAJORITY OF THE COMMON SHARES QUALIFIED TO VOTE, WHICH CONCLUSION MAY OCCUR PRIOR TO JANUARY 31, 2016.

The Corporation expressly reserves the right, in its sole discretion and regardless of whether any of the conditions of the consent solicitation have been satisfied, subject to applicable law, at any time prior to the Expiration Date to (i) terminate the consent solicitation for any reason, including if requisite approval is obtained, (ii) waive any of the conditions to the consent solicitation, or (iii) amend the terms of the consent solicitation, including any extension of time to return the Written Consents.

Your failure to submit the Written Consent will have the same effect as a vote against the Proposal.   If you sign and send in the Written Consent form but do not indicate how you want to vote as to the Proposal, your Written Consent form will be treated as a consent “FOR” the Proposal.

Any beneficial owner of our Common Stock who is not a record holder of such Common Stock must arrange with the person who is the record holder or such record holder’s assignee or nominee to: (i) execute and deliver a Written Consent on behalf of such beneficial owner; or (ii) deliver a proxy so that such beneficial owner can execute and deliver a Written Consent on such beneficial owner’s own behalf.

All questions as to the form of all documents and the validity and eligibility (including time of receipt) and acceptance of consents and revocations of consents will be determined by the Corporation, in its sole discretion, which determination shall be final and binding.

Consent Required

We have established the close of business on November 11, 2015 as the record date (the “Record Date”) for determining stockholders entitled to submit the Written Consent.  Stockholder approval of the Proposal will be effective immediately upon our receipt of affirmative Written Consents representing a majority of Common Stock outstanding as of the close of business on the Record Date and entitled to vote on the matters covered by the Written Consent.

In accordance with S.B. 446, the voting power of any shares purportedly issued pursuant to the Corporate Acts will be disregarded for all purposes of obtaining stockholder approval of the Proposal.  Therefore, we must disregard such shares when determining the total number of our outstanding shares entitled to vote on the Proposal and the total number of shares that need to be voted in favor of the Proposal to make the same effective.  As of the Record Date, there were 27,446,902 shares of Common Stock outstanding (excluding any shares purportedly issued pursuant to the Corporate Acts), each of which is entitled to one vote per share in respect of the Proposal.

No Revocation of Written Consents

Once you have submitted your Written Consent, you may not withdraw, revoke or otherwise change your Written Consent.

Absence of Appraisal Rights

Stockholders who abstain from approving the Proposal, or who withhold their consent to the Proposal, do not have the right to an appraisal of their shares of Common Stock, or any similar dissenters’ rights under the Nevada Revised Statutes, or the Articles of Incorporation and the Corporation’s Amended and Restated Bylaws.

Interest of Directors and Executive Officers in the Proposal

Certain members of the Board and certain of the Corporation’s executive officers own shares of Series A Preferred Stock and/or shares of Common Stock issued upon conversion of shares of Series A Preferred Stock.  Accordingly, such individuals have a substantial interest in the Proposal.

Important Notice Regarding the Availability of Consent Solicitation Materials

The Consent Solicitation Materials are available on the Internet, in printable form, at the following website: ___________ .  Information on the website does not constitute a part of this Consent Solicitation Statement.  Section 78.320 of the Nevada Revised Statutes provides that written stockholder consents that are obtained in lieu of votes at a meeting of stockholders must be in writing and signed by the stockholder of record giving such consent.  Therefore, Written Consents sought in this solicitation cannot be given by way of online or other electronic submission.  However, Written Consents can be faxed or emailed to the Corporation in accordance with the instructions provided below.

The earliest date upon which the Corporation may file the Required Amendment Filing and Certificate of Validation with the Nevada Secretary of State will be the first date on which the Corporation receives validly executed Written Consents from stockholders of the Corporation owning of record a majority of the shares of our Common Stock eligible to be voted to approve the Proposal, as described in further detail below.

Retention of Solicitation Agent

The Corporation has retained Georgeson Inc. to assist with the solicitation of Written Consents for a fee not to exceed $6,500, plus reimbursement for out-of-pocket expenses.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Corporation’s voting securities as of November 11, 2015 by: (i) each person who is known by the Corporation to own beneficially more than 5% of any class of outstanding voting securities of the Corporation; (ii) each of the Corporation’s directors; (iii) each of the Corporation’s named executive officers; and (iv) all of the Corporation’s named executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”).  To our knowledge, each stockholder will have sole voting and investment power with respect to the shares indicated as beneficially owned, unless otherwise indicated in a footnote to the following table.  The share ownership numbers and percentages of share ownership set forth below are presented to show such numbers and percentages as in effect as of the close of business on November 11, 2015, both (a) assuming stockholder ratification of the Corporate Acts pursuant to the Written Consents, and therefore including the 191,307 shares of Series A Preferred Stock and 1,156,620 shares of Common Stock currently outstanding that resulted from the Corporate Acts, and (b) as if stockholder ratification of the Corporate Acts pursuant to the Written Consents is not obtained, thereby disregarding such 191,307 shares of Series A Preferred Stock and 1,156,620 shares of Common Stock and treating them as unissued.

For purposes of the following table, beneficial ownership includes any shares of voting securities as to which the individual has sole or shared voting power or investment power and also any shares of the Corporation’s voting securities which the individual has the right to acquire within 60 days of November 11, 2015, through the exercise of any option, warrant or right.  Unless otherwise indicated in a footnote, the business address of each person is our corporate address, c/o Entia Biosciences, Inc., 13565 SW Tualatin-Sherwood Road, Suite 800, Sherwood, Oregon, 97140.

	Number of Shares of Common Stock Beneficially Owned	Percentage of Shares of Common Stock Beneficially Owned	Number of Shares of Series A Preferred Stock Beneficially Owned	Percentage of Shares of Series A Preferred Stock Beneficially Owned	Number of Shares of Common Stock Beneficially Owned	Percentage of Shares of Common Stock Beneficially Owned
5% Beneficial Owners (common stock):
Delta Group Investments Limited3	3,042,455	10.6%	-	-%	3,042,455	11.1%
Devin D. Andres4	2,121,354	7.2			2,121,354	7.5

Named Executive Officers and Directors:
Marvin S. Hausman, M.D.5,6	7,026,064	23.1	14,625	7.6	6,879,814	23.6
Carl J. Johnson6	-	-	-	-	-	-
Philip A. Sobol, M.D.7	1,257,216	4.2	19,338	10.1	1,063,836	3.8
Elliot L. Shelton8	726,250	2.5	-	-	726,250	2.6
Timothy A. Timmins6	-	-	-	-	-	-

Total for all named executive officers and directors as a group (5 persons)	9,009,530	28.3%	33,963	17.8%	8,669,900	27.5%

Notes:

(1)
As described above, the percentage figures in this table assume stockholder ratification of the Corporate Acts pursuant to the Written Consents and therefore assume 28,623,522 shares of our Common Stock and 191,307 shares of our Series A Preferred Stock are outstanding as of November 11, 2015.

(2)
As described above, the percentage figures in this table assume that stockholder ratification of the Corporate Acts pursuant to the Written Consents is not obtained and therefore assume 27,466,902 shares of our Common Stock and no shares of Series A Preferred Stock are outstanding as of November 11, 2015.

(3)	Delta Group Investments, Ltd.’s address is Room 2204, 22F, Shun Tak Centre, West Tower 200 Connaught Road Central, Hong Kong.

(4)
Mr. Andres’ holdings include 1,171,671 shares of Common Stock; an 13-year warrant to purchase 5,000 shares of Common Stock at $0.40 per share, issued on January 1, 2010; an 18-year warrant to purchase 108,342 shares at $0.36 per share, issued on October 28, 2011; an 18-year warrant to purchase 350,000 shares exercisable at $0.40 per share, issued on October 28, 2011; a 15-year warrant to purchase 150,000 shares at $0.40 per share, issued on June 21, 2013; a stock option to purchase 108,342 shares at $0.40 per share, issued on October 28, 2011; a stock option to purchase 5,000 shares at $0.40 per share, issued on June 29, 2011; a stock option to purchase 25,000 shares at $0.38 per share, issued on February 20, 2013; a stock option to purchase 150,000 shares at $0.40 per share, issued on June 21, 2013; and a stock option to purchase 47,999 shares at $0.40 per share, issued on September 29, 2014.  Mr. Andres’ address is 10105 Wheatland Road, Salem, Oregon 97303.

(5)
Dr. Hausman’s shareholdings include 5,207,201 shares of Common Stock, 14,625 shares of Series A Preferred Stock that convert into 146,250 shares of Common Stock, a stock option to purchase 138,900 shares of Common Stock at $0.40 per share, issued on October 28, 2011; a stock option to purchase 200,000 shares of Common Stock at $0.40 per share, issued on June 21, 2013; a stock option to purchase 175,000 shares of Common Stock at $0.40 per share, issued on September 29, 2014; a 13-year warrant to purchase 12,500 shares of Common Stock at $0.40 per share, issued on December 30, 2009; an 18-year warrant to purchase 138,900 shares of Common Stock at $0.36 per share, issued on October 28, 2011; an 18-year warrant to purchase 500,000 shares of Common Stock, exercisable at $0.40 per share and issued on October 28, 2011; a 13-year warrant to purchase 100,000 shares of Common Stock at $0.40 per share, issued on December 20, 2011 in conjunction with extension of a convertible note payable; a 15-year warrant to purchase 400,000 shares of Common Stock at $0.40 per share, issued on June 21, 2013; and an 11-year warrant to purchase 7,313 shares of Common Stock at $0.40 per share, issued on October 16, 2013.  Dr. Hausman’s holdings of 7,026,064 fully diluted shares of Common Stock also include 350,000 shares of Common Stock owned by Northwest Medical Research Partners Inc., which is controlled by Dr. Hausman, and 100,001 shares of Common Stock owned by MSH Ventures, Inc., in which Dr. Hausman has an equity interest of 66.66%.  Dr. Hausman’s beneficial ownership does not include 154,400 shares of Common Stock owned by his adult children.

(6)
Messrs. Hausman, Johnson and Timmins are expected to be the recipients of grants of 200,000, 300,000 and 250,000 shares of Common Stock, respectively, by virtue of their employment agreements with the Corporation.  They have agreed, in conjunction with the unanimous consent of the Corporation’s disinterested directors, to temporarily forgo these grants while this consent solicitation is conducted and while the terms of their Common Stock grants are analyzed.  Accordingly, share amounts related to these grants are not included in the figures presented above.

(7)
Dr. Sobol’s shareholdings include 231,667 shares of Common Stock; 50,000 shares of Common Stock held in a trust owned with his wife; 19,338 shares of Series A Preferred Stock that convert into 193,380 shares of Common Stock; a 13-year warrant to purchase 12,500 shares of Common Stock at $0.40 per share, issued on December 30, 2009; a 15-year warrant to purchase 100,000 shares of Common Stock at $0.40 per share, granted on December 20, 2011; a ten-year warrant to purchase 150,000 shares of Common Stock at $0.40 per share, granted on May 17, 2012; a ten-year warrant to purchase 150,000 shares of Common Stock at $0.40 per share, issued on June 29, 2012; a ten-year warrant to purchase 10,000 shares of Common Stock at $0.40 per share, issued on July 1, 2013; a 12-year warrant to purchase 150,000 shares of Common Stock at $0.40 per share, issued on June 21, 2013; an eight-year warrant to purchase 9,669 shares of Common Stock at $0.40 per share, issued on October 16, 2013; a 12-year warrant to purchase 20,000 shares of Common Stock at $0.40 per share, issued on December 13, 2013; a ten-year warrant to purchase 15,000 shares of Common Stock at $0.30 per share, a 12-year warrant to purchase 15,000 shares of Common Stock at $0.20 per share, pursuant to a promissory note; and a stock option to purchase 100,000 shares of Common Stock at $0.40 per share, issued on January 24, 2011.  Dr. Sobol also holds a convertible note issued by the Corporation on June 30, 2014, which is convertible at his option into 50,000 shares of Common Stock at $0.50 per share.

(8)
Mr. Shelton’s shareholdings include 326,250 shares of Common Stock; 100,000 shares of Common Stock issuable upon exercise of vested stock options, exercisable at $0.40 per share, granted on January 24, 2011; a ten-year warrant to purchase 150,000 shares of Common Stock at $0.40 per share, issued on June 29, 2012; and a 12-year warrant to purchase 150,000 shares of Common Stock at $0.40 per share, granted on June 21, 2013.

PROPOSAL: APPROVAL OF THE RATIFICATION
AND VALIDATION OF THE CORPORATE ACTS

Background

As specified in the Articles of Incorporation, the Corporation is authorized to issue up to 5,000,000 shares of Preferred Stock, par value $0.001 per share, and up to 150,000,000 shares of Common Stock, par value $0.001 per share.  On or about May 26, 2011, the Board authorized and approved the designation of 350,000 shares of our Preferred Stock as Series A Preferred Stock and the designations, powers, preferences and relative, participating, optional and other special rights, qualifications, limitations and restrictions as set forth in a Certificate of Designation of Preferences, Rights and Limitations for the Series A Convertible Preferred Stock (the “Series A Certificate of Designation”), and authorized the issuance of up to 350,000 shares of Series A Preferred Stock (collectively, the “Authorization”).

Between July 22, 2011 and November 22, 2013, based on the Authorization, the Corporation issued an aggregate of 306,969 shares of Series A Preferred Stock (the “Issuance”), of which 191,307 shares remain outstanding as of the Record Date (the “Outstanding Series A Preferred Shares”), and of which 115,662 shares were subsequently and voluntarily converted by their record holders into an aggregate of 1,156,620 shares of Common Stock (as described in further detail below), all of which shares of Common Stock remain outstanding as of the Record Date (the “Outstanding Conversion Shares”).

It has been brought to the Board’s attention that certain corporate procedural errors were made in connection with the Authorization, Issuance and Conversion (as defined below), which we also refer to as the Corporate Acts.  In particular:

1.           Under the Nevada Private Corporations Code (Nevada Revised Statutes Section 78.195), if a corporation desires to have more than one class or series of stock, the articles of incorporation of that corporation must prescribe, or vest authority in the corporation’s board of directors to prescribe, the classes, series and the number of each class or series of stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of stock.  In the Corporation’s case, on or before May 26, 2011, the Articles of Incorporation did not prescribe such matters with respect to the Series A Preferred Stock, nor did the Articles of Incorporation vest authority in the Board to prescribe such matters.  Therefore, the Authorization, without a corresponding amendment to the Articles of Incorporation to permit the same (which would have required the approval of the Corporation’s stockholders), and the related Issuance exceeded the Board’s authority.  As a result, the validity of the Authorization and the Issuance has been called into question.

2.           The Series A Certificate of Designation, which was approved as part of the Authorization and belatedly filed with the Nevada Secretary of State on September 17, 2015, contained certain typographical errors, including incorrect references to the Corporation’s Preferred Stock, including the resulting Series A Preferred Stock, as having a par value of $0.01 per share, when the correct par value should have been $0.001 per share in keeping with the par value of the Preferred Stock as set forth in the Articles of Incorporation.

3.           In accordance with the provisions of the Series A Certificate of Designation, shares of Series A Preferred Stock are convertible into shares of Common Stock voluntarily at the discretion of each holder of Series A Preferred Stock.  As of the Record Date, 115,662 shares of Series A Preferred Stock have been purportedly converted on a voluntary basis by the holders thereof (the “Conversion”) into the Outstanding Conversion Shares.  Since the Authorization and the Issuance were not effectuated in accordance with the Articles of Incorporation and the requirements of Nevada Revised Statutes Section 78.195, the validity of the Conversion and the resulting issuance of the Outstanding Conversion Shares (all of which are derivative of the Series A Preferred Stock) has also been called into question.

Resolution of Authorization, Issuance and Conversion Defects

S.B. 446 was enacted and became effective on October 1, 2015.  S.B. 446 provides that any corporate act, including any issuance or purported issuance of stock or other securities, not in compliance, or purportedly not in compliance, with Nevada Revised Statutes Chapter 78 or a corporation’s articles of incorporation or bylaws in effect at the time of such corporate act may be ratified or validated in accordance with S.B. 446.  This means that, subject to complying with the requirements of S.B. 446, the Corporation can retroactively correct the errors described above that were made in connection with the Authorization, the Issuance and the Conversion.

Based on S.B. 446, we are seeking to correct the above-noted errors with respect to the Corporate Acts through ratification and validation of such acts by the Board and applicable stockholders.  S.B. 446 provides that for purposes of obtaining stockholder approval, the voting power of any shares issued or purportedly issued pursuant to the corporate act being ratified or validated must be disregarded for all purposes.  In other words, for purposes of the ratification and validation we are seeking, we must disregard all Outstanding Series A Preferred Shares and all Outstanding Conversion Shares when determining the total number of our outstanding shares entitled to vote on the ratification and validation of the Corporate Acts and the total number of shares that need to be voted in favor of such ratification and validation to make the same effective.

The Board has unanimously approved such ratification and validation, and recommends that our stockholders who are entitled to vote on the ratification and validation vote to approve such ratification and validation.  The Board believes that such ratification and validation is in the best interests of the Corporation and our stockholders as a whole because such ratification and validation accomplishes the following objectives:  (a) it corrects the corporate errors described above with respect to the Corporate Acts, including the typographical errors in the Series A Certificate of Designation, in each case in a manner expressly permitted by Nevada law, (b) it makes effective the original intent of the Corporation and the stockholders who originally purchased the Series A Preferred Stock, thereby satisfying their original expectations and preserving the status quo, and (c) it removes any uncertainty as to the validity of the Outstanding Series A Preferred Shares, the Conversion, the Outstanding Conversion Shares and any stockholder or other corporate actions undertaken in reliance upon the validity of the Corporate Acts.

As permitted by Nevada Revised Statutes Section 78.320, any action required or permitted to be taken at a meeting of the Corporation’s stockholders may be taken without a meeting if a written consent thereto is signed by stockholders holding at least a majority of the voting power applicable to such action.  Attached as Appendix A to this Consent Solicitation Statement is the Written Consent, which contains resolutions to be adopted by written consent of the stockholders in lieu of meeting, together with certain exhibits.  The Written Consent is the instrument by which we are seeking to obtain requisite stockholder approval of the ratification and validation of the Corporate Acts.

As part of the ratification and validation covered thereby, the Written Consent includes approval of our filing with the Nevada Secretary of State of the Required Amendment Filing to properly effectuate (a) the vesting of authority in the Board to prescribe one or more series of our Preferred Stock and to determine the voting powers, designations, preferences, limitations, restrictions and relative rights of each such series of stock, (b) the incorporation of the substantive provisions of the Series A Certificate of Designation as previously filed, and (c) the correction of certain typographical errors in the Series A Certificate of Designation, including properly reflecting the par value of our Preferred Stock, including the Series A Preferred Stock, as $0.001 per share.  Upon acceptance for filing by the Nevada Secretary of State, the Required Amendment Filing will be retroactively effective to May 26, 2011.  The Required Amendment Filing only effectuates the articles of incorporation and associated voting powers, designations, preferences, limitations, restrictions and relative rights for the Series A Preferred Stock under which, until recently, the Board had believed the Corporation was operating.  Except for the proper adoption and authorization of the Series A Preferred Stock and the other corrections described above (including to properly state the par value of our Preferred Stock, including the Series A Preferred Stock), the Required Amendment Filing does not amend or supplement any substantive provision of the Articles of Incorporation relating to the Corporation’s share capital.

The Required Amendment Filing, when filed with the Nevada Secretary of State, must be accompanied by a Certificate of Validation, a form of which is attached as Exhibit C to the Written Consent, indicating that the Required Amendment Filing is being made in connection with a ratification or validation of a corporate act in accordance with S.B. 446 and specifying the effective date and time of the filing, amendment or correction, which may be before the date and time of filing.

If the Proposal is approved by our stockholders, we will file the Required Amendment Filing and the Certificate of Validation with the Nevada Secretary of State promptly following the Corporation’s confirmation of such approval.  In addition, pursuant to S.B. 446, we will provide notice of the approval to each stockholder of record at the time of such approval not later than 10 days after the Proposal is approved by the stockholders as contemplated in this Consent Solicitation Statement.

Required Approval

After disregarding the Outstanding Series A Preferred Shares and the Outstanding Conversion Shares, the total voting power of the Corporation’s stockholders as of the Record Date with respect to the Proposal consisted of 27,466,902 shares of issued and outstanding Common Stock (the “Qualifying Shares”).  In order for the Proposal to be approved by our stockholders, we must receive affirmative, valid Written Consents approving the Proposal, from stockholders of record who own a majority of the Qualifying Shares.  Abstaining from submitting your Written Consent form will have the effect of a vote “AGAINST” the Proposal.

Effect of Failure to Obtain Approval

If we are unable to obtain approval of the Proposal by holders of record of a majority of the Qualifying Shares, the Corporate Acts will not be ratified or validated.  In such event, all shares of our Series A Preferred Stock will have been invalidly issued in violation of our Articles of Incorporation and, therefore, void.  Based on such result, all Outstanding Series A Preferred Shares and all Outstanding Conversion Shares will be void, and the holders of such shares will be entitled to rescission of their respective investments in such shares, as well as such other remedies as may be available to them under applicable law.  The Board believes that the seeking of such rescission or other such remedies by all or a substantial part of such stockholders would have a material adverse effect on the Corporation’s results of operations and financial condition and our ability to obtain additional investment capital.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

The deadline to submit stockholders proposals for the 2016 annual meeting of stockholders for inclusion in the Corporation’s proxy statement pursuant to SEC Rule 14a-8 has already passed.

Pursuant to the Corporation’s Amended and Restated Bylaws, the deadline for stockholders wishing to nominate directors or propose other business at the 2016 annual meeting of stockholders (other than a matter brought pursuant to SEC Rule 14a-8), but not intending to include such nomination or proposal in the Corporation’s proxy statement for such meeting, has passed.

However, in the event that the Corporation holds its 2016 annual meeting of stockholders more than 30 days before or 30 days after the one-year anniversary date of the 2015 annual meeting of stockholders, the Corporation will disclose the new deadline by which stockholder proposals or nominations must be received under Item 5 of the Corporation’s earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders.

AVAILABLE INFORMATION

We file reports, proxy statements and other information with the SEC. These reports, proxy statements and other information may be read and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding registrants like us that file electronically with the SEC at http://www.sec.gov.

Upon request, the Corporation will provide each stockholder of record on the Record Date, without charge, a copy of the Consent Solicitation Materials and the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.  Written requests for this information should be directed to: Entia Biosciences, Inc., 13565 SW Tualatin-Sherwood Road, Suite 800, Sherwood, Oregon, 97140, Attention:  Timothy Timmins, Executive Vice President, Chief Operating and Financial Officer.

APPENDIX A

WRITTEN CONSENT SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF ENTIA BIOSCIENCES, INC.

The undersigned stockholder of ENTIA BIOSCIENCES, INC., a Nevada corporation f/k/a Total Nutraceutical Solutions, Inc. (the “Corporation”), hereby acknowledges receipt of the Notice of Consent Solicitation and accompanying Consent Solicitation Statement, each dated December __, 2015.  This Written Consent action may be executed in counterparts.

The undersigned hereby consents (by checking the FOR box) or declines to consent (by checking the AGAINST box or the ABSTAIN box) to the adoption of the recitals and resolutions set forth in this Written Consent with respect to all shares of Common Stock held by him, her or it.

FOR	AGAINST	ABSTAIN

☐	☐	☐

IN WITNESS WHEREOF, the undersigned has executed this Written Consent on this _______ day of _____________________, 20____.

___________________________________________
Print name(s) exactly as shown on stock certificate(s)

___________________________________________
Signature (and Title, if any)

___________________________________________
Second Signature (if held jointly)

Sign exactly as name(s) appear(s) on stock certificate(s).  If stock is held jointly, each holder must sign.  If signing is by attorney, executor, administrator, trustee or guardian, give full title as such.  A corporation or partnership must sign by an authorized officer or general partner, respectively.

PLEASE COMPLETE YOUR WRITTEN CONSENTS
SO THAT IT IS RECEIVED BY
5:00 P.M., PACIFIC TIME, ON JANUARY 31, 2016.

Please sign, date and mail this Written Consent to the following address:

ENTIA BIOSCIENCES, INC.
13565 SW Tualatin-Sherwood Road, Suite 800
Sherwood, Oregon 97140
Attention: Timothy Timmins,
Executive Vice President, Chief Operating and Financial Officer

You may also submit this Written Consent by facsimile to (503) 610-1876 or scan and email this Written Consent to consent@entiabio.com.

[RECITALS AND RESOLUTIONS FOLLOW]

Validation of Corporate Acts Pursuant to Nevada Senate Bill No. 446

WHEREAS, the Corporation’s Articles of Incorporation, as amended (the “Articles of Incorporation”) authorize the issuance of up to 5,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”), and up to 150,000,000 shares of the Corporation’s common stock, par value $0.001 per share (“Common Stock”);

AND WHEREAS, on or about May 26, 2011, the Corporation’s board of directors (the “Board”) approved the designation of 350,000 shares of the Preferred Stock as Series A Preferred Stock (the “Series A Preferred Stock”) and the designations, powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions set forth in a Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock, a copy of which is attached hereto as Exhibit A (the “Series A Certificate of Designation”), and authorized the issuance of up to 350,000 shares of Series A Preferred Stock (collectively, the “Authorization”);

AND WHEREAS, in accordance with the Authorization, between July 22, 2011 and November 22, 2013 the Corporation issued an aggregate of 306,969 shares of Series A Preferred Stock to certain investors (the “Issuance”), of which 191,307 shares (the “Outstanding Series A Preferred Shares”) remain outstanding as of November 11, 2015 (the “Record Date”), and of which 115,662 shares were subsequently and voluntarily converted by their record holders into an aggregate of 1,156,620 shares of the Corporation’s Common Stock (the “Conversion”), all of which shares of Common Stock (the “Outstanding Conversion Shares”) remain outstanding as of the Record Date;

AND WHEREAS, the Series A Certificate of Designation, which was belatedly filed by the Corporation with the Nevada Secretary of State on September 17, 2015, contained certain typographical errors, including incorrect references to the Preferred Stock, including the resulting Series A Preferred Stock as having a par value of $0.01 per share when the correct par value should have been $0.001 per share in keeping with the par value of the Preferred Stock as set forth in the Articles of Incorporation;

AND WHEREAS, the Authorization, the Issuance, and the Conversion, together with all necessary, desirable, convenient or proper steps taken and acts and things done in connection therewith, and all subsequent stockholder votes and other corporate acts undertaken in reliance upon the validity of the Authorization, the Issuance and the Conversion, are collectively referred to herein as the “Corporate Acts”;

AND WHEREAS, it has been determined by the Board that the Authorization and the Issuance did not comply with certain aspects of Chapter 78 of the Nevada Revised Statutes and the Articles of Incorporation because (a) the Articles of Incorporation did not prescribe, or vest authority in the Board to prescribe, the designation of the Series A Preferred Stock or the voting powers, designations, preferences, limitations, restrictions and relative rights thereof, as required by Nevada Revised Statutes (“NRS”) 78.195, (b) even if such authority had been vested in the Board, the Series A Certificate of Designation, which was filed with the Nevada Secretary of State on September 17, 2015, was not effectively filed because such filing should have been made before commencement of the Issuance, as required by NRS 78.1955, and (c) the Series A Certificate of Designation incorrectly stated the par value of the Series A Preferred Stock as $0.01 per share;

AND WHEREAS, pursuant to Section 1 of Nevada Senate Bill No. 446, 2015 Nevada Laws Ch. 514, § 1 (to be codified as part of Chapter 78 of the NRS) (“S.B. 446”), which was enacted on June 10, 2015, and became effective on October 1, 2015, any corporate act (including any issuance or purported issuance of stock or other securities) not in compliance, or purportedly not in compliance, with NRS Chapter 78 or a corporation’s articles of incorporation or bylaws in effect at the time of such corporate act may be ratified or validated in accordance with S.B. 446, and, except as otherwise determined by the district court pursuant to its authority under S.B. 446, a ratification or validation of a corporate act in accordance with S.B. 446 is conclusive in the absence of actual fraud in the transaction;

AND WHEREAS, any ratification or validation of a corporate act pursuant to S.B. 446 must be approved by the Board and the Corporation’s stockholders, provided that the voting power of any shares issued or purportedly issued pursuant to the corporate act being ratified or validated must be disregarded for all purposes of the stockholder approval of such corporate act under S.B. 446;

AND WHEREAS, after disregarding the Outstanding Series A Preferred Shares and the Outstanding Conversion Shares (both of whose issuances were part of the Corporate Acts), the total voting power of the Corporation’s stockholders as of the Record Date consisted of 27,446,902 shares of issued and outstanding Common Stock (the “Qualifying Shares”);

AND WHEREAS, notice of any ratification or validation of a corporate act pursuant to S.B. 446 must be given not later than 10 days after the approval of such ratification or validation by the Board and the holders of the Qualifying Shares to each stockholder of record at the time of such ratification or validation (collectively, the “Required Notice”);

AND WHEREAS, pursuant to paragraph 4 of S.B. 446, if a corporate act ratified or validated pursuant to S.B. 446 would have required any filing with the Nevada Secretary of State pursuant to NRS Chapter 78, or if such ratification or validation would cause any such filing to be inaccurate or incomplete in any material respect, then the Corporation must make, amend or correct each such filing in accordance with NRS Chapter 78, including S.B. 446;

AND WHEREAS, based on the requirements of paragraph 4 of S.B. 446, the Board has approved the filing of amended and restated articles of incorporation of the Corporation which (a) vest authority in the Board to prescribe the designation of one or more series of the Preferred Stock, together with the respective voting powers, designations, preferences, limitations, restrictions and relative rights thereof, (b) incorporate the substantive provisions of the Series A Certificate of Designation as previously filed, and (c) correct certain typographical errors in the Series A Certificate of Designation, including properly reflecting the par value of the preferred stock, including the Series A Preferred Stock, as $0.001 per share (collectively, the “Required Amendment Filing”);

AND WHEREAS, the Required Amendment Filing must be accompanied by a certificate of validation (the “Certificate of Validation”) indicating that the Required Amendment Filing is being made in connection with a ratification or validation of a corporate act in accordance with S.B. 446 and specifying the effective date and time of the filing, amendment or correction, which may be before the date and time of filing;

AND WHEREAS, the Board believes that ratification and validation of the Corporate Acts pursuant to S.B. 446 is in the best interests of the Corporation and its stockholders, including (without limitation) because such ratification and validation (a) corrects certain past procedural errors by the Corporation with respect to the Authorization, the Issuance and the Conversion, including the typographical errors in the Series A Certificate of Designation as described above, in each case in a manner expressly permitted by Nevada law, (b) makes effective the original intent of the Corporation, the stockholders who originally purchased the Series A Preferred Stock, and the stockholders who elected to undertake the Conversion and acquire Outstanding Conversion Shares, and (c) removes any uncertainty as to the validity of the Outstanding Series A Preferred Shares, the Conversion, the Outstanding Conversion Shares and any stockholder or other corporate actions undertaken in reliance upon the validity of the Authorization, the Issuance and the Conversion, and the Board unanimously recommends that the Stockholders vote their shares (including by way of this Action by Written Consent) to ratify and validate the Corporate Acts;

AND WHEREAS, the Stockholders believe that ratification and validation of the Corporate Acts pursuant to S.B. 446 is in the best interests of the Corporation and its stockholders, including for the reasons enumerated above.

NOW, THEREFORE, IT IS:

RESOLVED, that, in accordance with S.B. 446, the Corporate Acts be and hereby are ratified, validated and approved in all respects.

RESOLVED, FURTHER, that the respective forms and provisions of the Required Amendment Filing and Certificate of Validation associated with such ratification and validation, substantially in the forms attached hereto as Exhibit B and Exhibit C, respectively, together with any such change to either such document as may be required to comply with any requirement of the Nevada Secretary of State for the filing thereof, be and hereby are adopted and approved in all respects.

RESOLVED FURTHER, that the officers of the Corporation (collectively, the “Authorized Officers”), acting alone or together, be and hereby are authorized, empowered and directed, for, in the name and on behalf of the Corporation, to finalize, execute, deliver and, where applicable, file the Required Notice, the Required Amendment Filing, and the Certificate of Validation, together with such further changes as any Authorized Officer may approve, such approval to be evidenced by such Authorized Officer’s execution of such instruments.

Omnibus Resolutions

RESOLVED FURTHER, that the Authorized Officers, acting alone or together, be and hereby are authorized, empowered and directed, for, in the name and on behalf of the Corporation, to take or cause to be taken all other steps and to do or cause to be done all other acts and things as may be necessary, desirable, convenient or proper to carry out the intent and purpose of the foregoing resolutions.

RESOLVED FURTHER, that any and all actions taken by one or more of the Authorized Officers, or by any other person at their request, to carry out the purposes and intent of the foregoing resolutions prior to their adoption be and hereby are approved, ratified, validated, and confirmed in all respects.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

EXHIBIT A

Series A Certificate of Designation

See Attached

CERTIFICATE OF DESIGNATION OF
PREFERENCES, RIGHTS AND LIMITATIONS OF
SERIES A CONVERTIBLE PREFERRED STOCK OF
TOTAL NUTRACEUTICAL SOLUTIONS, INC.

TOTAL NUTRACEUTICAL SOLUTIONS, INC. (the “Corporation”), a corporation organized in the State of Nevada, DOES HEREBY CERTIFY that, pursuant to authority conferred upon the Board of Directors by the Nevada Revised Statutes Section 78.195, the Amended and Restated Articles of Incorporation of the Corporation dated January 29, 2010, and the Amended and Restated Bylaws dated September 17, 2010, the Board of Directors, by resolutions adopted on May 26, 2011, duly determined that 350,000 of the authorized shares of Preferred Stock, $0.01 par value per share, of the Corporation shall be designated “Series A Preferred Stock,” and duly adopted a resolution providing for the voting powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions, of the Series A Preferred Stock, which resolution is as follows:

“RESOLVED, that the Board of Directors, pursuant to the authority vested in it by the provisions of the Restated Certificate of Incorporation of the Corporation, as amended, hereby authorizes the issuance of up to 350,000 shares of Preferred Stock, $0.01 par value, of the Corporation, which shall be designated as “Series A Preferred Stock” and shall have the following designations, powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions:

(5) Definitions.

As used herein, the following terms shall have the following meanings:

(1) “Board” shall mean the Board of Directors of the Corporation.

(2) “Common Stock” shall mean the Corporation’s common stock, par value 50.001 per share.

(3) “Issuance Date” shall mean the date on which the first share of Series A Preferred Stock is issued.

(4) “Junior Stock” shall mean, with respect to the Series A Preferred Stock, all other classes and series of equity securities of the Corporation now existing or hereafter created, which are junior, among other things, in right of payment of dividends or on liquidation to the Series A Preferred Stock.

(5) “Liquidation” shall mean any voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

(6) “Liquidation Preference” shall have the meaning given to such term in Section 5A.

(7) “Preferred Stock” shall mean the Corporation’s preferred stock, par value $0.01 per share.

(8) “Securities Act” shall mean the Securities Act of 1933, as amended.

(6) Rank.  In respect of rights to the payment of dividends and the distribution of assets in the event of any liquidation, dissolution or winding up of the Corporation, the Series A Preferred Stock shall rank prior to the Common Stock.  The Series A Preferred Stock shall also rank prior to subsequent series of Preferred Stock.

(7) Dividends.  Holders of outstanding Series A Preferred Stock are entitled to participate, out of funds legally available, dividends in cash, on the same basis as Common Stock, based on the number of shares of Common Stock into which such Series A Preferred Stock is then convertible.

(8) Voting Rights.  Each share of Series A Preferred Stock shall entitle the holder thereof to such number of votes per share as shall equal the number of shares of Common Stock (rounded to the nearest whole number) into which such share of Series A Preferred Stock is then convertible as provided in Section 6 and except as required by law, shall further entitle the holder thereof to vote on all matters as to which holders of Common Stock shall be entitled to vote (with the number of votes specified in this Section 4), together with such holders of Common Stock as one class and in the same manner and with the same effect as such holders of Common Stock.  However, the Series A Preferred Stock shall also entitle the holder to a class vote as provided by law and, so long as at least 50,000 shares of Preferred Stock are outstanding, a majority vote of Preferred Stock is required for.  (i) the creation of any senior or pari passu security beyond the 350,000 shares of Series A, (ii) payment of dividends on Common Stock, (iii) repurchase of Common Stock except upon termination of employment, (iv) any transaction in which control of the Company is transferred, (v) an increase in the number of authorized shares of Preferred Stock, (vi) any adverse change to the rights, preferences and privileges of the Preferred Stock, (vii) any IRC Section 305 transaction, and (viii) an increase in the size of the Board of Directors.

(9) Liquidation Preference.

(i) Upon any Liquidation, and before any distribution or payment shall be made to the holders of any later series of Preferred Stock, or to Junior Stock, the holders of the shares of Series A Preferred Stock then outstanding shall be entitled to receive and be paid out of the assets of the Corporation legally available for distribution to its stockholders liquidating distributions in cash or property at its fair market value as determined by the Board (the “Liquidation Preference”) in an amount equal to the greater of (a) $5.00 per share (as adjusted pursuant to Section 6 below) or (b) the pro rata amount payable on an as if converted basis.  A merger, reorganization or other transaction in which control of the Corporation is transferred will be treated as a liquidation.

(ii) After payment to the holders of the Series A Preferred Stock of the full amount of the liquidating distributions to which they are entitled, the holders of Series A Preferred Stock, as such, shall have no right or claim to any of the remaining assets of the Corporation.

(iii) If, upon Liquidation, the assets of the Corporation legally available therefor are insufficient to pay the full amount of the liquidating distributions on all outstanding shares of Series A Preferred Stock then the holders of the Series A Preferred Stock will share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be entitled.

(iv) If liquidating distributions shall have been made in full to all holders of Series A Preferred Stock, the remaining assets of the Corporation shall be distributed among the holders of any other classes or series of capital stock of the Corporation ranking junior to the Series A Preferred Stock as to the distribution of assets upon Liquidation according to their respective rights and preferences.

(10) Conversion Rights.  The holders of shares of Series A Preferred Stock shall have the following conversion rights:

(i) At Option of the Holder.  Subject to and in compliance with the provisions of this Section 6, any shares of Series A Preferred Stock may, at the option of the holder thereof, be converted at any time or from time to time into fully paid and non-assessable shares of Common Stock.  Each share of Series A is convertible into one hundred shares of Common Stock (the “Conversion Ratio”, subject to the anti-dilution adjustments below) at any time at the option of the holder.

(ii) Automatic Conversion.

(1) Mandatory Conversion.  Upon the anniversary of a continuously effective registration statement for the Common Stock into which the Series A Preferred Stock is convertible into, or within thirty days following the (i) closing of an equity financing exceeding $5 million, (ii) conversion of 70% of the issued shares of Series A Preferred Stock, or (iii) approval by a majority of Series A Preferred shares outstanding, all outstanding shares of Series A Preferred Stock shall be converted automatically into the number of shares of Common Stock into which such shares of Series A Preferred Stock are then convertible pursuant to this Section 6 (subject to adjustment as provided in this Section 6) without any further action by the holders of such shares and whether or not the certificates representing such shares of Series A Preferred Stock are surrendered to the Corporation or its transfer agent.

2

(2) Procedure Upon Mandatory Conversion.  Upon the effectiveness of the conversion of the Series A Preferred Stock specified in Section 6B(i) above (the date and time of such effectiveness being referred to as the “Mandatory Conversion Date”), the holders of shares of Series A Preferred Stock so converted shall surrender the certificates representing such shares at the office of the Corporation or of its transfer agent for the Common Stock.  Thereupon, there shall be issued and delivered to each such holder a certificate or certificates for the number of shares of Common Stock into which such shares of Series A Preferred Stock so surrendered were convertible on the Mandatory Conversion Date and cash, in respect of any fraction of a share of Common Stock issuable upon such conversion.  Upon such Mandatory Conversion Date, the rights of the holder as holder of the converted shares of Series A Preferred Stock shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.  The Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of Series A Preferred Stock so converted are either delivered to the Corporation or any such transfer agent or the holder notifies the Corporation or any such transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith.

(iii) Adjustments to Conversion Ratio.

(1) Adjustments for Stock Splits and Stock Dividends.  Proportional adjustments to the Conversion Ratio will be made for stock splits and stock dividends.

(2) Adjustments for Dilutive Issuances of Common Stock.  The Conversion Ratio will be also be adjusted on a weighted average basis in the event of dilutive issuances, subject to the exceptions in Section 6C(iv).

(3) Adjustments for Issuance of Warrants.  Options and Rights to Common Stock or Convertible Securities.  For the purposes of this Section 6C, the issuance, whether directly or indirectly, of any warrants, options, subscriptions, convertible notes or purchase rights with respect to shares of Common Stock and the issuance, whether directly or indirectly, of any securities convertible into or exercisable or exchangeable for shares of Common Stock, or the issuance of any warrants, options, subscriptions, convertible notes or purchase rights with respect to such convertible or exercisable or exchangeable securities (collectively, “Common Stock Equivalents”) shall be deemed an issuance at such time of Common Stock if the Net Consideration Per Share (as hereinafter determined) which may be received by the Corporation for such Common Stock shall be less than the Conversion Ratio in effect at the time of such issuance.  Any obligation, agreement or undertaking to issue Common Stock Equivalents at, any time in the future shall be deemed to be an issuance at the time such obligation, agreement or undertaking is made or arises.  No adjustment of the Conversion Ratio shall be made under this Section 6C upon the issuance of any shares of Common Stock, which are issued pursuant to the exercise, conversion or exchange of Common Stock Equivalents if any adjustment shall previously have been made upon the issuance of any such Common Stock Equivalents as above provided.

The “Net Consideration Per Share” received by the Corporation in respect of the issuance of any Common Stock Equivalents means the amount equal to the total amount of consideration, if any, received by the Corporation (or in the case of convertible notes, the aggregate amount of principal and interest converted) for the issuance of such Common Stock Equivalents plus the minimum amount of consideration, if any, payable to the Corporation upon purchase, exercise, conversion or exchange thereof, divided by the maximum aggregate number of shares of Common Stock that would be issued if all such Common Stock Equivalents were purchased, exercised, exchanged or converted.  The Net Consideration Per Share received by the Corporation shall be determined in each instance as of the date of issuance of any Common Stock Equivalents without giving effect to any possible future upward price adjustments or possible future upward rate adjustments which may be applicable with respect to such Common Stock Equivalents.

(4) Decreases in Conversion Value; Expiration or Cancellation of Warrants, Options or Rights without Exercise.  Should the Net Consideration Per Share for any previously issued Common Stock Equivalents be decreased or increased from time to time for which an adjustment was made to the Conversion Value, then, upon the effectiveness of each such change, the Conversion Value shall be adjusted to such Conversion Value as would have been obtained (1) had the adjustments made upon the issuance of such Common Stock Equivalents been made upon the basis of the actual Net Consideration Per Share of such securities, and (2) had any adjustments made to the Conversion Value since the date of issuance of such Common Stock Equivalents been made to the Conversion Value as adjusted pursuant to clause (1) immediately above.  Any adjustment of the Conversion Value which relates to the issuance of particular Common Stock Equivalents shall be disregarded if, as, and when all of such Common Stock Equivalents; lapse, terminate, expire or are cancelled without being exercised, exchanged or converted, so that the Conversion Value effective immediately upon such lapse, termination, cancellation or expiration shall be equal to the Conversion.  Value in effect at the time of the issuance of the lapsed, terminated, expired or cancelled Common Stock Equivalents, with such additional adjustments as would have been made to the Conversion Value had the lapsed, terminated, expired or cancelled Common Stock Equivalents not been issued.

3

(5) Exceptions to Adjustments For Dilutive Issuances.  This Section 6C shall not apply to the issuance of.

a. shares of capital stock granted or sold to directors, officers, employees, consultants or others providing services to the Corporation or any of its subsidiaries pursuant to any stock option plan, stock purchase plan, or other stock plan approved by the Board or otherwise;

b. shares of capital stock issued to investors at a price exceeding four hundred percent (400%) of the Conversion Ratio in effect at the time of such issuance

c. shares of capital stock issuable upon conversion or exercise of (A) any shares of Preferred Stock, whether or not outstanding as of the date hereof or 03) any Common Stock Equivalents outstanding as of the date hereof;

d. Common Stock Equivalents or shares of capital stock issued in connection with bona fide mergers, acquisitions or similar transactions; or

e. shares issued many other transaction as to which the holders of a majority of the shares of Series A Preferred Stock then outstanding shall have waived in writing any anti-dilution adjustment hereunder.

(iv) Exercise of Conversion Privilege.  To exercise the conversion right set forth in Section 6B, a holder of shares of Series A Preferred Stock shall surrender the certificates representing the shares being converted to the Corporation at its principal office, and shall give written notice to the Corporation at that office that such holder elects to convert such shares.  Such notice shall also state the name or names (with address or addresses) in which the certificates for shares of Common Stock issuable upon such conversion shall be issued.  The certificates for shares of Series A Preferred Stock surrendered for conversion shall be accompanied by proper assignment thereof to the Corporation or in blank.  The date when such written notice is received by the Corporation, together with the certificates representing the shares of Series A Preferred Stock being converted, shall be deemed the “Conversion Date.” As promptly as practicable after the Conversion Date, the Corporation shall issue and deliver certificates to each holder of shares of Series A Preferred Stock so converted, or on its written order, such certificates as it may request, for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series A Preferred Stock in accordance with the provisions of this Section 6, and cash as provided in Section 6E, in respect of any fraction of a share of Common Stock issuable upon such conversion.  Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder as holder of the converted shares of Series A Preferred Stock shall cease and the person or persons in whose name or names any certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common.  Stock represented thereby.

(v) Cash in Lieu of Fractional Shares.  No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon any conversion of shares of Series A Preferred Stock.  Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of shares of Series A Preferred Stock, the Corporation shall pay to the holder of shares of Series A Preferred Stock which were converted a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the Market Price per share of the Common Stock at the close of business on the Conversion Date.  The determination as to whether or not any fractional shares are issuable shall be based upon the total number of shares of Series A Preferred Stock so converted at any one time by any holder thereof, and not upon each share of Series A Preferred Stock so converted.

(vi) Partial Conversion.  In the event some but not all of the shares of Series A Preferred Stock represented by a certificate surrendered by a holder are converted, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Series A Preferred Stock which were not converted.

(vii) Reservation of Common Stock.  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of shares of Series A Preferred Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Preferred Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(viii) No Reissuance of Series A Preferred Stock.  Shares of Series A Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

4

(ix) Issue Tax.  The issuance of certificates for shares of Common Stock upon conversion of any shares of Series A Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof; provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the shares of Series A Preferred Stock which are being converted.

(x) Closing of Books.  The Corporation will at no time close its transfer books against the transfer of any shares of Series A Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series A Preferred Stock in any manner which interferes with the timely conversion of such shares of Series A Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

(11) Miscellaneous.

(1) The Corporation covenants that all shares of Common Stock which may be issued upon conversions of shares of Series A Preferred Stock will upon issuance be duly and validly issued, fully paid and nonassessable, free of all liens and charges and not subject to any preemptive rights.

(2) No share or shares of Series A Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise, shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the Corporation shall be authorized to issue.

The number of shares of Series A Preferred Stock is 350,000, none of which have been issued.

IN WITNESS WHEREOF, this Certificate of Designation has been signed by an authorized officer of the Corporation as of the date first written above.

Dated May 26, 2011                                                      By:/s/  Marvin S. Hausman, M.D.
Name:  Marvin S. Hausman, M.D.
Title:  President, CEO, Acting CFO

5

EXHIBIT B

Form of Required Amendment Filing

See Attached

AMENDED AND RESTATED
ARTICLES OF INCORPORATION OF
ENTIA BIOSCIENCES INC.

1.	Name of Corporation

The name of the Corporation is “ENTIA BIOSCIENCES INC.”

2.	Registered Agent for Service of Process

The name of the Corporation’s registered agent is Ryan Edington, 4129 Galapagos Ave., North Las Vegas, NV 89084.

3.	Authorized Stock

A. General.  The Corporation shall be authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.”  The total number of shares of all classes of stock that the Corporation shall have authority to issue shall be 155,000,000, divided as follows:  the total number of shares of Common Stock that the Corporation shall have authority to issue shall be 150,000,000, and each share of Common Stock shall have a par value of $0.001; the total number of shares of Preferred Stock that the Corporation shall have the authority to issue shall be 5,000,000, and each share of Preferred Stock shall have a par value of $0.001.

B. Authority of the Board of Directors.  The Board of Directors is expressly authorized to provide for the issuance of all or any shares of Preferred Stock in one or more series, and to fix for each such series such voting powers, full or limited, or no voting powers, and such distinctive designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolutions adopted by the Board of Directors providing for the issuance of such series and as may be permitted by the Nevada Revised Statutes, including, without limitation, the authority to provide that any such series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; or (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the corporation, all as may be stated in such resolution or resolutions.

C. Designation of Series A Preferred Stock.  350,000 shares of Preferred Stock, $0.001 par value, of the Corporation shall be designated as “Series A Preferred Stock” and shall have the following designations, powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions:

(1) Definitions.  As used herein, the following terms shall have the following meanings:

(a) “Board” shall mean the Board of Directors of the Corporation.

(b) “Common Stock” shall mean the Corporation’s common stock, par value $0.001 per share.

(c) “Issuance Date” shall mean the date on which the first share of Series A Preferred Stock is issued.

(d) “Junior Stock” shall mean, with respect to the Series A Preferred Stock, all other classes and series of equity securities of the Corporation now existing or hereafter created, which are junior, among other things, in right of payment of dividends or on liquidation to the Series A Preferred Stock.

(e) “Liquidation” shall mean any voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

(f) “Preferred Stock” shall mean the Corporation’s preferred stock, par value $0.001 per share.

(g) “Securities Act” shall mean the Securities Act of 1933, as amended.

(2) Rank.  In respect of rights to the payment of dividends and the distribution of assets in the event of any liquidation, dissolution or winding up of the Corporation, the Series A Preferred Stock shall rank prior to the Common Stock.  The Series A Preferred Stock shall also rank prior to subsequent series of Preferred Stock.

(3) Dividends.  Holders of outstanding Series A Preferred Stock are entitled to participate, out of funds legally available, dividends in cash, on the same basis as Common Stock, based on the number of shares of Common Stock into which such Series A Preferred Stock is then convertible.

(4) Voting Rights.  Each share of Series A Preferred Stock shall entitle the holder thereof to such number of votes per share as shall equal the number of shares of Common Stock (rounded to the nearest whole number) into which such share of Series A Preferred Stock is then convertible as provided in Paragraph (6) below and except as required by law, shall further entitle the holder thereof to vote on all matters as to which holders of Common Stock shall be entitled to vote (with the number of votes specified in this Paragraph (4)), together with such holders of Common Stock as one class and in the same manner and with the same effect as such holders of Common Stock.  However, the Series A Preferred Stock shall also entitle the holder to a class vote as provided by law and, so long as at least 50,000 shares of Preferred Stock are outstanding, a majority vote of Preferred Stock is required for:  (i) the creation of any senior or pari passu security beyond the 350,000 shares of Series A, (ii) payment of dividends on Common Stock, (iii) repurchase of Common Stock except upon termination of employment, (iv) any transaction in which control of the Corporation is transferred, (v) an increase in the number of authorized shares of Preferred Stock, (vi) any adverse change to the rights, preferences and privileges of the Preferred Stock, (vii) any IRC Section 305 transaction, and (viii) an increase in the size of the Board of Directors.

(5) Liquidation Preference.

(a) Upon any Liquidation, and before any distribution or payment shall be made to the holders of any later series of Preferred Stock, or to Junior Stock, the holders of the shares of Series A Preferred Stock then outstanding shall be entitled to receive and be paid out of the assets of the Corporation legally available for distribution to its stockholders liquidating distributions in cash or property at its fair market value as determined by the Board (the “Liquidation Preference”) in an amount equal to the greater of (a) $5.00 per share (as adjusted pursuant to Paragraph (6) below) or (b) the pro rata amount payable on an as if converted basis.  A merger, reorganization or other transaction in which control of the Corporation is transferred will be treated as a liquidation.

(b) After payment to the holders of the Series A Preferred Stock of the full amount of the liquidating distributions to which they are entitled, the holders of Series A Preferred Stock, as such, shall have no right or claim to any of the remaining assets of the Corporation.

2

(c) If, upon Liquidation, the assets of the Corporation legally available therefor are insufficient to pay the full amount of the liquidating distributions on all outstanding shares of Series A Preferred Stock, then the holders of the Series A Preferred Stock will share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be entitled.

(d) If liquidating distributions shall have been made in full to all holders of Series A Preferred Stock, the remaining assets of the Corporation shall be distributed among the holders of any other classes or series of capital stock of the Corporation ranking junior to the Series A Preferred Stock as to the distribution of assets upon Liquidation according to their respective rights and preferences.

(6) Conversion Rights.  The holders of shares of Series A Preferred Stock shall have the following conversion rights:

(a) At Option of the Holder.  Subject to and in compliance with the provisions of this Paragraph (6), any shares of Series A Preferred Stock may, at the option of the holder thereof, be converted at any time or from time to time into fully paid and non-assessable shares of Common Stock.  Each share of Series A Preferred Stock is convertible into one hundred shares of Common Stock (the “Conversion Ratio”, subject to the anti-dilution adjustments below) at any time at the option of the holder.

(b) Automatic Conversion.

(i) Mandatory Conversion.  Upon the anniversary of a continuously effective registration statement for the Common Stock into which the Series A Preferred Stock is convertible into, or within thirty days following the (i) closing of an equity financing exceeding $5 million, (ii) conversion of 70% of the issued shares of Series A Preferred Stock, or (iii) approval by a majority of Series A Preferred shares outstanding, all outstanding shares of Series A Preferred Stock shall be converted automatically into the number of shares of Common Stock into which such shares of Series A Preferred Stock are then convertible pursuant to this Paragraph (6) (subject to adjustment as provided in this Paragraph (6)) without any further action by the holders of such shares and whether or not the certificates representing such shares of Series A Preferred Stock are surrendered to the Corporation or its transfer agent.

(ii) Procedure Upon Mandatory Conversion.  Upon the effectiveness of the conversion of the Series A Preferred Stock specified in Paragraph (6)(b)(i) above (the date and time of such effectiveness being referred to as the “Mandatory Conversion Date”), the holders of shares of Series A Preferred Stock so converted shall surrender the certificates representing such shares at the office of the Corporation or of its transfer agent for the Common Stock.  Thereupon, there shall be issued and delivered to each such holder a certificate or certificates for the number of shares of Common Stock into which such shares of Series A Preferred Stock so surrendered were convertible on the Mandatory Conversion Date and cash, in respect of any fraction of a share of Common Stock issuable upon such conversion.  Upon such Mandatory Conversion Date, the rights of the holder as holder of the converted shares of Series A Preferred Stock shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.  The Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of Series A Preferred Stock so converted are either delivered to the Corporation or any such transfer agent or the holder notifies the Corporation or any such transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith.

3

(c) Adjustments to Conversion Ratio.

(i) Adjustments for Stock Splits and Stock Dividends.  Proportional adjustments to the Conversion Ratio will be made for stock splits and stock dividends.

(ii) Adjustments for Dilutive Issuances of Common Stock.  The Conversion Ratio will also be adjusted on a weighted average basis in the event of dilutive issuances, subject to the exceptions in Paragraph (6)(c)(v) below.

(iii) Adjustments for Issuance of Warrants, Options and Rights to Common Stock or Convertible Securities.  For the purposes of this Paragraph (6)(c), the issuance, whether directly or indirectly, of any warrants, options, subscriptions, convertible notes or purchase rights with respect to shares of Common Stock and the issuance, whether directly or indirectly, of any securities convertible into or exercisable or exchangeable for shares of Common Stock, or the issuance of any warrants, options, subscriptions, convertible notes or purchase rights with respect to such convertible or exercisable or exchangeable securities (collectively, “Common Stock Equivalents”) shall be deemed an issuance at such time of Common Stock if the Net Consideration Per Share (as hereinafter determined) which may be received by the Corporation for such Common Stock shall be less than the Conversion Ratio in effect at the time of such issuance.  Any obligation, agreement or undertaking to issue Common Stock Equivalents at any time in the future shall be deemed to be an issuance at the time such obligation, agreement or undertaking is made or arises.  No adjustment of the Conversion Ratio shall be made under this Paragraph (6)(c) upon the issuance of any shares of Common Stock, which are issued pursuant to the exercise, conversion or exchange of Common Stock Equivalents if any adjustment shall previously have been made upon the issuance of any such Common Stock Equivalents as above provided.

The “Net Consideration Per Share” received by the Corporation in respect of the issuance of any Common Stock Equivalents means the amount equal to the total amount of consideration, if any, received by the Corporation (or in the case of convertible notes, the aggregate amount of principal and interest converted) for the issuance of such Common Stock Equivalents plus the minimum amount of consideration, if any, payable to the Corporation upon purchase, exercise, conversion or exchange thereof, divided by the maximum aggregate number of shares of Common Stock that would be issued if all such Common Stock Equivalents were purchased, exercised, exchanged or converted.  The Net Consideration Per Share received by the Corporation shall be determined in each instance as of the date of issuance of any Common Stock Equivalents without giving effect to any possible future upward price adjustments or possible future upward rate adjustments which may be applicable with respect to such Common Stock Equivalents.

(iv) Decreases in Conversion Value; Expiration or Cancellation of Warrants, Options or Rights without Exercise.  Should the Net Consideration Per Share for any previously issued Common Stock Equivalents be decreased or increased from time to time for which an adjustment was made to the Conversion Value, then, upon the effectiveness of each such change, the Conversion Value shall be adjusted to such Conversion Value as would have been obtained (1) had the adjustments made upon the issuance of such Common Stock Equivalents been made upon the basis of the actual Net Consideration Per Share of such securities, and (2) had any adjustments made to the Conversion Value since the date of issuance of such Common Stock Equivalents been made to the Conversion Value as adjusted pursuant to clause (1) immediately above.  Any adjustment of the Conversion Value which relates to the issuance of particular Common Stock Equivalents shall be disregarded if, as, and when all of such Common Stock Equivalents; lapse, terminate, expire or are cancelled without being exercised, exchanged or converted, so that the Conversion Value effective immediately upon such lapse, termination, cancellation or expiration shall be equal to the Conversion Value in effect at the time of the issuance of the lapsed, terminated, expired or cancelled Common Stock Equivalents, with such additional adjustments as would have been made to the Conversion Value had the lapsed, terminated, expired or cancelled Common Stock Equivalents not been issued.

4

(v) Exceptions to Adjustments For Dilutive Issuances.  This Paragraph (6)(c) shall not apply to the issuance of:

1) shares of capital stock granted or sold to directors, officers, employees, consultants or others providing services to the Corporation or any of its subsidiaries pursuant to any stock option plan, stock purchase plan, or other stock plan approved by the Board or otherwise;

2) shares of capital stock issued to investors at a price exceeding four hundred percent (400%) of the Conversion Ratio in effect at the time of such issuance;

3) shares of capital stock issuable upon conversion or exercise of (A) any shares of Preferred Stock, whether or not outstanding as of the date hereof or (B) any Common Stock Equivalents outstanding as of the date hereof;

4) Common Stock Equivalents or shares of capital stock issued in connection with bona fide mergers, acquisitions or similar transactions; or

5) shares issued many other transaction as to which the holders of a majority of the shares of Series A Preferred Stock then outstanding shall have waived in writing any anti-dilution adjustment hereunder.

(d) Exercise of Conversion Privilege.  To exercise the conversion right set forth in Paragraph (6)(b) above, a holder of shares of Series A Preferred Stock shall surrender the certificates representing the shares being converted to the Corporation at its principal office, and shall give written notice to the Corporation at that office that such holder elects to convert such shares.  Such notice shall also state the name or names (with address or addresses) in which the certificates for shares of Common Stock issuable upon such conversion shall be issued.  The certificates for shares of Series A Preferred Stock surrendered for conversion shall be accompanied by proper assignment thereof to the Corporation or in blank.  The date when such written notice is received by the Corporation, together with the certificates representing the shares of Series A Preferred Stock being converted, shall be deemed the “Conversion Date.”  As promptly as practicable after the Conversion Date, the Corporation shall issue and deliver certificates to each holder of shares of Series A Preferred Stock so converted, or on its written order, such certificates as it may request, for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series A Preferred Stock in accordance with the provisions of this Paragraph (6), and cash as provided in Paragraph (6)(e) below, in respect of any fraction of a share of Common Stock issuable upon such conversion.  Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder as holder of the converted shares of Series A Preferred Stock shall cease and the person or persons in whose name or names any certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

(e) Cash in Lieu of Fractional Shares.  No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon any conversion of shares of Series A Preferred Stock.  Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of shares of Series A Preferred Stock, the Corporation shall pay to the holder of shares of Series A Preferred Stock which were converted a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the Market Price per share of the Common Stock at the close of business on the Conversion Date.  The determination as to whether or not any fractional shares are issuable shall be based upon the total number of shares of Series A Preferred Stock so converted at any one time by any holder thereof, and not upon each share of Series A Preferred Stock so converted.

5

(f) Partial Conversion.  In the event some but not all of the shares of Series A Preferred Stock represented by a certificate surrendered by a holder are converted, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Series A Preferred Stock which were not converted.

(g) Reservation of Common Stock.  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of shares of Series A Preferred Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Preferred Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(h) No Reissuance of Series A Preferred Stock.  Shares of Series A Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

(i) Issue Tax.  The issuance of certificates for shares of Common Stock upon conversion of any shares of Series A Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof; provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the shares of Series A Preferred Stock which are being converted.

(j) Closing of Books.  The Corporation will at no time close its transfer books against the transfer of any shares of Series A Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series A Preferred Stock in any manner which interferes with the timely conversion of such shares of Series A Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

(7) Miscellaneous.

(a) The Corporation covenants that all shares of Common Stock which may be issued upon conversions of shares of Series A Preferred Stock will upon issuance be duly and validly issued, fully paid and non-assessable, free of all liens and charges and not subject to any preemptive rights.

(b) No share or shares of Series A Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise, shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the Corporation shall be authorized to issue.

*   *   *   *   *

6

The vote by which the stockholders holding shares in the Corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation, have voted in favor of this amendment and restatement is _______________.

Timothy Timmins, Executive Vice President, Chief Operating and Financial Officer

7

EXHIBIT C

Form of Certificate of Validation

See Attached

ENTIA BIOSCIENCES INC.
CERTIFICATE OF VALIDATION
[________ __, 201__]

This Certificate of Validation (this “Certificate”) is filed on behalf of ENTIA BIOSCIENCES INC., a Nevada corporation (the “Corporation”), pursuant to paragraph 4 of Section 1 of Nevada Senate Bill No. 446, 2015 Nevada Laws Ch. 514 (to be codified as part of NRS Chapter 78) (“S.B. 446”), which provides that, if a corporate act ratified or validated pursuant to Section 1 of S.B. 446 would have required any filing with the Nevada Secretary of State pursuant to NRS Chapter 78, or if such ratification or validation would cause any such filing to be inaccurate or incomplete in any material respect, then the corporation shall make, amend or correct each such filing in accordance with NRS Chapter 78 (including S.B. 446), and that any such filing, amendment or correction must be accompanied by a certificate of validation indicating that the filing, amendment or correction is being made in connection with a ratification or validation of a corporate act in accordance with Section 1 of S.B. 446 and specifying the effective date and time of the filing, amendment or correction, which may be before the date and time of filing.

I, Timothy Timmins, Executive Vice President, Chief Operating and Financial Officer of the Corporation, hereby certify on behalf of the Corporation as follows:

1. This Certificate accompanies, and has been appended to, those certain Amended and Restated Articles of Incorporation of the Corporation (the “Articles”), which are being concurrently filed on the date hereof with the Nevada Secretary of State in accordance with NRS Chapter 78.

2. The Articles are a filing, amendment or correction being made in connection with a ratification or validation of a corporate act in accordance with Section 1 of S.B. 446.  Such ratification or validation was adopted and approved by unanimous written consent of the Corporation’s board of directors at a duly called teleconference meeting of the board of directors held on November 1, 2015, and by the written consent of the requisite majority of the Corporation’s shareholders entitled to vote thereon (including after giving effect to the provisions of paragraph 2 of Section 1 of S.B. 446) effective as of ______________, 201__.

3. The effective date and time of the Articles is May 26, 2011, at 12:01 a.m. (Pacific Time).

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Certificate on behalf of the Corporation as of the date set forth above.

ENTIA BIOSCIENCES INC.,
a Nevada corporation

By:__________________________
Timothy Timmins
Executive Vice President, Chief
Operating and Financial Officer

The undersigned hereby certifies that the person named above is the duly elected, qualified and acting Executive Vice President, Chief Operating and Financial Officer of the Corporation, and that the signature appearing above is his true and genuine signature.

____________________________
Carl J. Johnson
Chief Executive Officer

2